STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS - EBP 004 - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Investments in Master Trust:
Investments at fair value	$ 1,272,986	$ 1,214,894
Investments at contract value	72,335	80,822
Total investments in Master Trust	1,345,321	1,295,716
Receivables:
Employer contributions	230	282
Notes receivable from participants	3,663	3,324
Total receivables	3,893	3,606
Net assets available for benefits	$ 1,349,214	$ 1,299,322